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                                                                   Exhibit 10.23


                                                     STOCK REDEMPTION AGREEMENT
                                                     dated as of December 27,
                                                     2000 (this "Agreement")
                                                     between PLIANT CORPORATION,
                                                     a Utah corporation f/k/a
                                                     Huntsman Packaging
                                                     Corporation (the
                                                     "Company"), and SCOTT K.
                                                     SORENSEN (the "Seller").


                  WHEREAS, the Seller acquired 6,750 shares of common stock of the Company (each, a "Share"; and collectively, the "Shares") pursuant to a Restricted Stock Purchase Agreement dated as of May 31, 2000 (the "Purchase Agreement"), between the Company and the Seller.

                  WHEREAS, the Seller has agreed to certain arrangements with the Company pursuant to the Severance Agreement dated as of December 27, 2000 (the "Severance Agreement"), among the Company, the Seller and Sorensen Capital LLC.

                  WHEREAS, the Company seeks to redeem all of the Shares in accordance with Section 2 of the Purchase Agreement and Section 4 of the Severance Agreement.

                  NOW, THEREFORE, in consideration of the premises and mutual benefits representations, warranties, conditions, covenants and agreements contained herein, the parties hereto hereby agree as set forth below.

                                    ARTICLE I

                         PURCHASE AND SALE OF THE SHARES

1.1      REDEMPTION OF COMMON SHARES.

         Upon the terms and subject to the conditions set forth herein,

                           (a) on the date hereof (the "First Closing Date"),
the Seller shall sell to the Company, and the Company shall redeem and purchase 6,211 Shares from the Seller which shall include (i) all of the Time Vested Shares (as defined in the Purchase Agreement) and (ii) 5,086 Performance Vested Shares (as defined in the Purchase Agreement); and

                           (b) on January 2, 2001 (the "Second Closing Date"),
the Seller shall sell to the Company, and the Company shall redeem and purchase 539 Performance Vested Shares from the Seller.

All of the Shares shall be delivered to the Company free and clear of all Encumbrances (as defined in Section 3.1 herein).

1.2      REDEMPTION PRICE.

         The aggregate redemption price to be paid for all of the Shares by the Company shall be $3,261,129 (the "Redemption Price") representing a price per Share equal to $483.00, of which
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$2,999,913 shall be paid on the First Closing Date and $261,216 shall be paid on the Second Closing Date. The Redemption Price shall be set-off against the principal outstanding in respect of the Promissory Note (as defined in the Purchase Agreement).

                                   ARTICLE II

                           CLOSING OF THE TRANSACTION

2.1      THE CLOSINGS.

         The First Closing Date and the Second Closing Date shall be deemed to take place at 10:00 a.m., EST, in the offices of O'Sullivan Graev & Karabell, LLP, 30 Rockefeller Plaza, New York, New York 10112, on the respective dates thereof.

2.2      DELIVERIES AT THE CLOSINGS.

         At the closings on each of the First Closing Date and the Second Closing Date, the Seller shall deliver to the Company the certificate(s) representing the Shares being purchased by the Company, duly endorsed in blank for transfer or accompanied by a stock power duly executed in blank.

                                   ARTICLE III

                  REPRESENTATIONS AND WARRANTIES OF THE SELLER

                  The Seller represents and warrants to the Company as of the First Closing Date and the Second Closing Date as set forth below.

3.1      TITLE TO COMMON SHARES.

         The Seller is the lawful record and beneficial owner of the Shares and has good and marketable title to such shares, free and clear of any Encumbrances whatsoever and with no restrictions on the voting rights and other incidents of record and beneficial ownership pertaining thereto other than such Encumbrances and restrictions provided for in (a) the Stockholders Agreement dated as of May 31, 2000 (the "Stockholders' Agreement"), among the Company, the Seller and the other stockholders of the Company signatory thereto and (b) the Purchase Agreement. The Seller is not the subject of any bankruptcy, reorganization or similar proceeding. As used herein, the term "Encumbrances" shall mean and include security interests, mortgages, liens, pledges, charges, easements, reservations, restrictions, rights of way, servitudes, options, rights of first refusal, community property interests, equitable interests, restrictions of any kind and all other Encumbrances, whether or not relating to the extension of credit or the borrowing of money.

3.2      AUTHORITY.

         The Seller has full and absolute legal right, capacity, power and authority to enter into this Agreement and to perform his obligations hereunder. This Agreement has been duly and


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validly executed and delivered by the Seller and this Agreement is the valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms.

3.3      NONCONTRAVENTION.

         None of the execution, delivery and/or performance of this Agreement by the Seller, the consummation of the transactions contemplated hereby or compliance by the Seller with any of the provisions hereof will (a) conflict with, or result in any violations of, or cause a default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, amendment, cancellation or acceleration of any obligation contained in or the loss of any benefit under any term, condition or provision of any instrument or agreement to which the Seller is a party or by which the Seller or any of his properties may be bound, (b) violate any law, statute, rule or regulation or order, writ, injunction or decree of any governmental entity applicable to the Seller or any of his properties or (c) result in an Encumbrance on or against the Shares being sold by the Seller hereunder or any assets, rights or properties of the Seller.

3.4      CONSENTS.

         Except as contemplated by this Agreement, no consent, approval, permit, order, notification or authorization of, or any exemption from registration, declaration or filing with, any person (governmental or private) is required in connection with the execution, delivery and performance by the Seller of this Agreement or the consummation by the Seller of the transactions contemplated hereby.

                                   ARTICLE IV

                            MISCELLANEOUS PROVISIONS

4.1      AMENDMENT.

         This Agreement may be amended only by a writing instrument signed by the Company and the Seller.

4.2      COUNTERPARTS AND FACSIMILE EXECUTION.

         This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered (by facsimile or otherwise) to the other party, it being understood that all parties need not sign the same counterpart. Any counterpart or other signature hereupon delivered by facsimile shall be deemed for all purposes as constituting good and valid execution and delivery of this Agreement by such party.

4.3      GOVERNING LAW.

         THE PROVISIONS OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF UTAH APPLICABLE TO CONTRACTS ENTERED INTO AND FULLY PERFORMED WITHIN THE STATE OF UTAH BY RESIDENTS OF THE STATE OF UTAH.


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4.4      MUTUAL WAIVER OF JURY TRIAL.

         EACH OF THE PARTIES HERETO AND PURCHASER HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY DOCUMENTS RELATED HERETO.

                                    ********


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           IN WITNESS WHEREOF, the parties hereto have executed this Stock
Redemption Agreement as of the date first written above.

                                              PLIANT CORPORATION


                                              By: /s/ Jack Knott
                                                  ------------------------------
                                                  Name:  Jack Knott
                                                  Title: COO




                                              THE SELLER


                                              /s/ Scott K. Sorensen
                                              ----------------------------------
                                              Scott K. Sorensen
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                                   STOCK POWER



                  For value received, Scott K. Sorensen (the "Transferor"), hereby sells, assigns and transfers unto Pliant Corporation, a Utah corporation f/k/a Huntsman Packaging Corporation (the "Company"), 6,211 shares of the common stock of the Company, standing in the Transferor's name on the books of the Company and represented by Certificate No. 12, and the Transferor does hereby irrevocably constitute the Secretary of the Company, or any other executive officer of the Company, as attorney to transfer the said stock on the books of the Company with full power of substitution in the premises.



Dated:December 27,2000
                                                  /s/ Scott K. Sorensen
                                                  ------------------------------
                                                  Scott K. Sorensen

Witnessed:

/s/ Margery D. Sorensen
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Name:Margery D. Sorensen
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                                   STOCK POWER



                  For value received, Scott K. Sorensen (the "Transferor"), hereby sells, assigns and transfers unto Pliant Corporation, a Utah corporation f/k/a Huntsman Packaging Corporation (the "Company"), 539 shares of the common stock of the Company, standing in the Transferor's name on the books of the Company and represented by Certificate No. 12, and the Transferor does hereby irrevocably constitute the Secretary of the Company, or any other executive officer of the Company, as attorney to transfer the said stock on the books of the Company with full power of substitution in the premises.



Dated:
       ------------------------------

                                                  ------------------------------
                                                  Scott K. Sorensen

Witnessed:


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Name: